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                                                                  Exhibit 10.16


                            STOCK PURCHASE AGREEMENT
                            ------------------------

         THIS STOCK PURCHASE AGREEMENT (the "Agreement") dated as of ________________, 1996, is by and between MAZEL COMPANY L.P., a Delaware limited partnership ("Mazel"), and ZS MAZEL L.P., a Delaware limited partnership ("ZS MAZEL") to evidence the following agreements and understandings.

                                   WITNESSETH:
                                   -----------

         WHEREAS, ZS Mazel owns all of the currently outstanding shares of Common Stock (the "Odd Job Stock"), par value $1.00 per share, of Odd-Job Holdings, Inc., a Delaware corporation ("Holdings");

         WHEREAS, Odd-Job Acquisition Corp., a Delaware corporation ("Newco") is a wholly-owned subsidiary of Holdings;

         WHEREAS, Mazel acquired from ZS Mazel an option (the "Odd Job Option") to purchase all shares of the Odd Job Stock pursuant to an Option Agreement by and between Mazel and ZS Mazel dated as of December 5, 1995 ("Option Agreement");

         WHEREAS, simultaneously with the execution and delivery of the Option Agreement, in partial consideration for the grant of the Odd Job Option, Mazel agreed to purchase a Subordinated Note of ZS Mazel (the "Subordinated Note") for a purchase price of $1,350,000;

         WHEREAS, Mazel desires to exercise the Odd Job Option and purchase all shares of Odd Job Stock owned by ZS Mazel and ZS Mazel has agreed to sell such stock pursuant to the terms of the Option Agreement;

         NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, Mazel and ZS Mazel hereby agree as follows:

                                   ARTICLE I.
                                   ----------
                         PURCHASE PRICE OF ODD JOB STOCK
                         -------------------------------

         Subject to the terms and conditions herein set forth, at the Closing, ZS Mazel shall sell to Mazel and Mazel shall purchase the Odd Job Stock for the aggregate "Purchase Price" of $1,400,000 payable (i) by cashier's check or bank wire transfer in immediately available funds in the amount of $_______ and (ii) by delivery of the Subordinated Note, in


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cancellation of unpaid principal and accrued interest thereon equal to
$__________ as of the Closing Date.

                                   ARTICLE II
                                   ----------
                                     CLOSING
                                     -------

         2.1 TIME, DATE AND PLACE OF CLOSING. The consummation of the purchase and sale of the Odd Job Stock (the "Closing") shall be held at the offices of Kahn, Kleinman, Yanowitz & Arnson Co., L.P.A., Cleveland, Ohio on
______________, 1996 ("Closing Date").

         2.2 DELIVERIES OF ZS MAZEL. At the Closing, ZS Mazel shall deliver to Mazel stock certificates evidencing the Odd Job Stock, accompanied by stock powers duly executed in blank.

         2.3 DELIVERIES OF MAZEL. At the Closing, Mazel shall deliver the Purchase Price in accordance with Article I hereof.

                                   ARTICLE III
                                   -----------
                   REPRESENTATIONS AND WARRANTIES OF ZS MAZEL
                   ------------------------------------------

         ZS Mazel represents and warrants to Mazel as follows:

         3.1 ORGANIZATION. ZS Mazel is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware.

         3.2 TITLE TO THE SECURITIES. The Odd Job Stock is owned directly and of record by ZS Mazel, free and clear of all liens, pledges, hypothecations, mortgages, security interests, claims, encumbrances or any other restrictions or limitations whatsoever ("Liens"). At the Closing, ZS Mazel will convey to Mazel good title to the Odd Job Stock to be sold hereunder, free and clear of all Liens.

         3.3 VALIDITY AND EXECUTION OF AGREEMENT. ZS Mazel has the full legal right, capacity and power and ZS Mazel has all requisite partnership authority and approval required to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder. The General Partner of ZS Mazel has approved the transactions contemplated pursuant to this Agreement. This Agreement has been duly executed and delivered by ZS Mazel and constitutes the valid and binding obligations of ZS Mazel enforceable against it in accordance with its terms, subject to the qualifications that enforcement of the rights and


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remedies created hereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors, and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                                   ARTICLE IV
                                   ----------
                     REPRESENTATIONS AND WARRANTIES OF MAZEL
                     ---------------------------------------

         Mazel represents and warrants to ZS Mazel as follows:

         4.1 ORGANIZATION. Mazel is a duly organized and validly existing limited partnership, in good standing under the laws of the State of Delaware.

         4.2 VALIDITY AND EXECUTION OF AGREEMENT. Mazel has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder. The person or persons executing this Agreement and all related agreements, documents and certificates on behalf of Mazel have been specifically authorized to do so by appropriate corporate or partnership proceedings. This Agreement has been duly executed and delivered by Mazel and constitutes the valid and binding obligation of Mazel enforceable against Mazel in accordance with its terms, subject to the qualifications that enforcement of the rights and remedies created hereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         4.3 PURCHASE FOR INVESTMENT. The Odd Job Stock acquired by Mazel upon exercise of the Odd Job Option will be acquired by Mazel for its own account for the purpose of investment and Mazel will refrain from transferring or otherwise disposing of all or any portion of the Odd Job Stock in such manner as to cause ZS Mazel or Holdings to be in violation of the registration requirements of the Securities Act of 1933, as amended, or applicable state securities or blue sky laws.

                                    ARTICLE V
                                    ---------
                                  MISCELLANEOUS
                                  -------------

         6.1 FURTHER ASSURANCES. At any time, and from time to time, after the purchase of the Odd Job Stock pursuant to this Agreement, at the request of Mazel or its successors and assigns, and without further consideration, ZS Mazel will execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation and take such other


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action as Mazel may reasonably deem necessary or desirable in order to transfer, convey and assign more effectively to Mazel the Odd Job Stock.

         6.2 NOTICES. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be given personally, telegraphed, telexed, sent by facsimile transmission or sent by prepaid air courier or certified, registered or express mail, postage prepaid. Any such notice shall be deemed to have been given (a) when received, if delivered in person, telegraphed, telexed, sent by facsimile transmission and, in the case of facsimile, confirmed in writing within three (3) business days thereafter or sent by prepaid air courier or (b) three (3) business days following the mailing thereof, if mailed by registered or certified first class mail, postage prepaid, return receipt requested, in any such case as follows (or to such other address or addresses as a party may have advised the other in the manner provided in this Section 6.2):

        If to Mazel:              Mazel Company L.P.
                                  31000 Aurora Road
                                  Solon, Ohio 44139
                                  Attention: Mr. Reuven Dessler
                                  (216) 248-5200
                                  (216) 349-1931 (facsimile)

        With a copy to:           Kahn, Kleinman, Yanowitz & Arnson Co., L.P.A.
                                  The Tower at Erieview, Suite 2600
                                  1301 East Ninth Street
                                  Cleveland, Ohio 44114-1824
                                  Attention: Marc H. Morgenstern, Esq.
                                  (216) 696-3311
                                  (216) 696-1009 (facsimile)

        If to ZS Mazel:           c/o ZS Fund L.P.
                                  120 West 45th Street, Suite 2600
                                  New York, New York 10036
                                  Attention Mr. Ned. L. Sherwood
                                  (212) 398-6200
                                  (212) 398-1808 (facsimile)

        With a Copy to:           Rogers & Wells
                                  200 Park Avenue
                                  New York, New York 10166


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                                  Attention: Steven A. Hobbs, Esq.
                                  (212) 878-8005
                                  (212) 878-8375 - (facsimile)

         6.3 PUBLICITY. No publicity release or public announcement concerning this Agreement or the transactions contemplated hereby shall be made by Mazel or by ZS Mazel, without advance approval thereof by the other.

         6.4 ENTIRE AGREEMENT. This Agreement (including the Exhibits and Schedules) and the agreements, certificates and other documents delivered pursuant to this Agreement contain the entire agreement among the parties with respect to the transactions described herein, and supersede all prior agreements, written or oral, with respect thereto.

         6.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of law.

         6.6 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and legal representatives.

         6.7 COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   ZS MAZEL L.P.

                                   By:    ZS Mazel, Inc., its General Partner

                                          By: /s/ Robert A. Horne
                                              ------------------------------
                                              Name: Robert A. Horne,
                                              Assistant Secretary


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                             MAZEL COMPANY L.P.

                             By: ZS Mazel L.P., its Managing General Partner

                                 By:   ZS Mazel, Inc., General Partner

                                 By:   /s/ Robert A. Horne
                                       ____________________________
                                       Name: Robert A. Horne,
                                       Assistant Secretary

                             And By: MAZEL/D&K, INC., its General Partner

                                 By:   /s/ Reuven Dessler
l                                      ____________________________
                                       Name: Reuven Dessler,
                                       President


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